                          GREEN TREE FINANCIAL CORP.

                       CERTIFICATE OF SERVICING OFFICER



The undersigned certifies that she is Vice President and Treasurer of Green Tree Financial Corp., a Delaware corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of September 1, 1996 96-8 between the Company and Firstar Trust Company, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from December 1, 1996 to December 31, 1996 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 10th day of January, 1997.

                                       GREEN TREE FINANCIAL CORP.



                                    BY: /s/Phyllis A. Knight
                                       --------------------------------

                       GREEN TREE FINANCIAL CORPORATION
               MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                   6.25%,6.55%,6.70%,7.00%,7.30%,7.60%,8.05%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-8
                 CLASS A1, A2, A3, A4, A5, A6, A7 CERTIFICATES
                                MONTHLY REPORT
                                 December 1996


                                CUSIP#'S  393505-QH8,QJ4,QK11,QL9,QM7,QN5,QP0
                                TRUST ACCOUNT #80-4146600
                                REMITTANCE DATE: 1/17/97

                                              Total $            Per $1,000
                                               Amount             Original
                                             ---------           -----------

Class A Certificates
--------------------
(1a)  Amount available (including Monthly
      Servicing Fee)                       $13,144,182.24

(b)   Class M-1 Interest Deficiency Amount
      (if any) and Class B-1 Interest
      Deficiency Amount (if any) withdrawn
      for prior Remittance Date                      0.00

(c)   Amount Available after giving effect to
      withdrawal of Class M-1 Interest
      Deficiency Amount and B-1 Interest
      Deficiency Amount for prior Remittance
      Date                                  13,144,182.24

A.    Interest
      (2) Aggregate Interest
          a. Class A-1 Remittance Rate(6.25%)        6.25%
          b. Class A-1 Interest                321,472.86        4.51189979
          c. Class A-2 Remittance Rate(6.55%)        6.55%
          d. Class A-2 Interest                218,333.33        5.45833325
          e. Class A-3 Remittance Rate(6.70%)        6.70%
          f. Class A-3 Interest                348,958.33        5.58333328
          g. Class A-4 Remittance Rate(7.00%)        7.00%
          h. Class A-4 Interest                565,250.00        5.83333333
          i. Class A-5 Remittance Rate(7.30%)        7.30%
          j. Class A-5 Interest                128,966.67        6.08333349
          k. Class A-6 Remittance Rate(7.60%)        7.60%
          l. Class A-6 Interest                722,000.00        6.33333333
          m. Class A-7 Remittance Rate (8.05%, unless
             Weighted Average Contract Rate is below
             8.05%)                                  8.05%
          n. Class A-7 Interest                678,547.92        6.70833337

      (3) Amount applied to:
          a. Unpaid Class A Interest
             Shortfall                                .00               .00

                       GREEN TREE FINANCIAL CORPORATION
               MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                   6.25%,6.55%,6.70%,7.00%,7.30%,7.60%,8.05%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-8
                 CLASS A1, A2, A3, A4, A5, A6, A7 CERTIFICATES
                                MONTHLY REPORT
                                 December 1996
                                    Page 2

                                 CUSIP#'S   393505-QH8,QJ4,QK11,QL9,QM7,QN5,QP0
                                 TRUST ACCOUNT #80-4146600
                                 REMITTANCE DATE: 1/17/97

                                                   Total $            Per $1,000
                                                    Amount              Original
                                                  ---------          -----------


(4)  Remaining:
          a.   Unpaid Class A Interest
                Shortfall                              .00                  .00

B.   Principal
     (5)  Formula Principal Distribution
           Amount                             8,241,383.08                  N/A
          a. Scheduled Principal                700,862.62                  N/A
          b. Principal Prepayments            2,118,147.92                  N/A
          c. Liquidated Contracts                     .00                   N/A
          d. Repurchases                      5,659,652.47                  N/A
          e. Current Month Advanced Principal 1,119,317.81                  N/A
          f. Prior Month Advanced Principal  (1,356,597.74)                 N/A

     (6)  Pool Scheduled Principal Balance  583,402,588.17

    (6b)  Adjusted Pool Principal Balance   582,283,270.36         970.38823529
    (6c)  Pool Factor                           0.97038824

     (7)  Unpaid Class A Principal Shortfall
        (if any)following prior Remittance date        .00

       (8) Class A Percentage for such Remittance
            Date                                     92.37%

     (9)  Class A Percentage for the following
           Remittance Date                           92.26%

     (10) Class A Principal Distribution:
          a. Class A-1                        8,241,383.08         115.66853446
          b. Class A-2                                 .00                  .00
          c. Class A-3                                 .00                  .00
          d. Class A-4                                 .00                  .00
          e. Class A-5                                 .00                  .00
          f. Class A-6                                 .00                  .00

                       GREEN TREE FINANCIAL CORPORATION
               MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                   6.25%,6.55%,6.70%,7.00%,7.30%,7.60%,8.05%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-8
                 CLASS A1, A2, A3, A4, A5, A6, A7 CERTIFICATES
                                MONTHLY REPORT
                                 December 1996
                                    Page 3

                                                 CUSIP#'S 393505-
                                          QH8,QJ4,QK11,QL9,QM7,QN5,QP0
                                          TRUST ACCOUNT #80-4146600
                                          REMITTANCE DATE: 1/17/97

                                                   Total $            Per $1,000
                                                    Amount              Original
                                                  ---------          -----------

  (11)    Class A-1 Principal Balance           53,481,405.36       750.61621558
  (11a)   Class A-1 Pool Factor                     .07506162

  (12)    Class A-2 Principal Balance           40,000,000.00       1000.0000000
  (12a)   Class A-2 Pool Factor                    1.00000000

  (13)    Class A-3 Principal Balance           62,500,000.00       1000.0000000
  (13a)   Class A-3 Pool Factor                    1.00000000

  (14)    Class A-4 Principal Balance           96,900,000.00       1000.0000000
  (14a)   Class A-4 Pool Factor                    1.00000000

  (15)    Class A-5 Principal Balance           21,200,000.00       1000.0000000
  (15a)   Class A-5 Pool Factor                    1.00000000

  (16)    Class A-6 Principal Balance          114,000,000.00       1000.0000000
  (16a)   Class A-6 Pool Factor                    1.00000000

(17)      Class A-7 Principal Balance          101,150,000.00       1000.0000000
(17a)     Class A-7 Pool Factor                   1.000000000

(18)      Unpaid Class A Principal Shortfall
          (if any) following current Remittance
          Date                                            .00

                        GREEN TREE FINANCIAL CORPORATION
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                   6.25%,6.55%,6.70%,7.00%,7.30%,7.60%,8.05%
                    PASS-THROUGH CERTIFICATES, SERIES 1996-8
                 CLASS A1, A2, A3, A4, A5, A6, A7, CERTIFICATES
                                 MONTHLY REPORT
                                 December 1996
                                     Page 4
                                                 CUSIP#'S 393505-
                                                 QH8,QJ4,QK11,QL9,QM7,QN5,QP0
                                                 TRUST ACCOUNT #80-4146600
                                                 REMITTANCE DATE: 1/17/97

C.   Aggregate Scheduled Balances and Number of Delinquent
     Contracts as of Determination Date

     (19)   31-59 days                     3,781,670.50              111

    (20)   60 days or more                 1,400,319.60               39

    (21)    Current Month Repossessions      320,648.00               11

    (22)    Repossession Inventory           384,412.17               14

Class M-1 Distribution Test and Class B Distribution Test (applicable on and after the Remittance Date occurring in May 2000)

(23) Average Sixty-Day Delinquency Ratio Test

     (a)    Sixty-Day Delinquency Ratio for current Remittance Date  .24%

     (b)    Average Sixty-Day Delinquency Ratio (arithmetic
            average of ratios for this month and two preceding
            months; may not exceed 3.5%)                             .10%

(24) Average Thirty-Day Delinquency Ratio Test

     (a)    Thirty-Day Delinquency Ratio for current Remittance Date .65%

     (b)    Average Thirty-Day Delinquency Ratio (arithmetic
            average of ratios for this month and two preceding
            months; may not exceed 5.5%)                             .44%

                       GREEN TREE FINANCIAL CORPORATION
               MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                   6.25%,6.55%,6.70%,7.00%,7.30%,7.60%,8.05%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-8
                CLASS A1, A2, A3, A4, A5, A6, A7, CERTIFICATES
                                MONTHLY REPORT
                                 December 1996
                                    Page 5


                                                   CUSIP#'S 393505-
                                                   QH8,QJ4,QK11,QL9,QM7,QN5,QP0
                                                   TRUST ACCOUNT #80-4146600
                                                   REMITTANCE DATE: 1/17/97

(25)  Cumulative Realized Losses Test
      (a) Cumulative Realized Losses for the current Remittance
          Date (as a percentage of Cut-off Date Pool Principal
          Balance; may not exceed 5.5% from June 1, 2000 to
          May 31, 2001, 6.5% from June 1, 2001 to May 31,
          2002, 8.5% from June 1, 2002 to May 31, 2003 and
          and 9.5% thereafter)                                           0%

(26)  Current Realized Losses Test
      (a) Current Realized Losses for current Remittance Date            0

      (b) Current Realized Loss Ratio (total Realized Losses for the most recent three months, multiplied by 4, divided by arithmetic average of Pool Scheduled Principal Balances for third preceding Remittance and for current Remittance Date;
          may not exceed 2.25%)                                          0%

(27)  Class M-1 Principal Balance Test
      (a) The sum of Class M-1 Principal Balance and Class B
          Principal Balance (before distributions on current
          Remittance Date) divided by Pool Scheduled Principal
          Balance as of preceding Remittance Date (must equal
          or exceed 25.5%)                                           15.76%

(28)  Class B Principal Balance Test
      (a) Class B Principal Balance (before any distributions
          on current Remittance Date) as of such Remittance date
          greater than $7,437,576.00                                   .00

      (b) Class B Principal Balance (before any distributions
          on current Remittance Date) divided by pool Scheduled
          Principal Balance as of preceding Remittance Date is
          equal to or greater than 11.25%                             7.63%

   GREEN TREE FINANCIAL CORPORATION
   MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.85%
     PASS-THROUGH CERTIFICATES,SERIES 1996-8
           CLASS M1 CERTIFICATES
              MONTHLY REPORT
              December 1996                      CUSIP NO. 393505QQ8
                  Page 6                         TRUST ACCOUNT #80-4146600
                                                 REMITTANCE DATE: 1/17/97

                                                   Total $           Per $1,000
                                                    Amount             Original
                                                 ----------         ------------

CLASS M1 CERTIFICATES
---------------------
(29)  Amount available (including Monthly
      Servicing Fee)                          1,919,270.05

A.    Interest
 (30) Aggregate interest
      a.  Class M-1 Remittance Rate (7.70%,
           unless Weighted Average Contract
           Rate is below 7.70%)                       7.85%
     b.   Class M-1 Interest                    314,000.00          6.514166667
 (31) Amount applied to Class M-1 Interest
       Deficiency Amount                               .00                    0

 (32) Remaining unpaid Class M-1 Interest
       Deficiency Amount                               .00                    0

 (33) Amount Applied to:
      a.  Unpaid Class M-1 Interest Shortfall          .00                    0

 (34) Remaining:
      a.  Unpaid Class M-1 Interest Shortfall          .00                    0

B.    Principal
 (35) Formula Principal Distribution Amount            .00                  N/A
      a.  Scheduled Principal                          .00                  N/A
      b.  Principal Prepayments                        .00                  N/A
      c.  Liquidated Contracts                         .00                  N/A
      d.  Repurchases                                  .00                  N/A

 (36) Class M-1 Principal Balance            48,000,000.00        1000.00000000
 (36a)Class M-1 Pool Factor                     1.00000000

 (37) Class M-1 Percentage for such Remittance
      Date                                             .00%

         GREEN TREE FINANCIAL CORPORATION
MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.85%,8.30%
    PASS-THROUGH CERTIFICATES, SERIES 1996-8
              CLASS B1 CERTIFICATES
                 MONTHLY REPORT
                 December 1996            CUSIP NO. 393505-QR6,QR4
                   Page 7                 TRUST ACCOUNT #80-4146600
                                          REMITTANCE DATE: 1/17/97

                                                         Total $      Per $1,000
                                                          Amount        Original
                                                        ----------   -----------
(38) Class M-1 Principal Distribution:
      a.  Class M-1 (current)                                .00      0.00000000
      b.  Unpaid Class M-1 Principal Shortfall
          (if any) following prior Remittance
          Date                                               .00

(39)  Unpaid Class M-1 Principal Shortfall
      (if any) following current Remittance Date             .00

(40)  Class M-1 Percentage for the following
      Remittance Date                                        .00%

Class B1 Certificates
-----------------------
(1)   Amount Available less the Class A
      Distribution Amount and Class M-1
      Distribution amount (including Monthly
      Servicing Fee)                                1,605,270.05

(2)   Class B-1 Remittance Rate (7.79% unless
      Weighted Average Contract Rate is below 7.95%)        7.95%

(3)   Aggregate Class B1 Interest                     159,000.00      6.62500000

(4)   Amount applied to Unpaid Class
      B1 Interest Shortfall                                  .00             .00

(5)   Remaining unpaid Class B1
      Interest Shortfall                                     .00             .00

(6)   Amount applied to Class B1 Interest
      Deficiency Amount                                      .00

(7)   Remaining Unpaid Class B-1 Interest
      Deficiency Amount                                      .00

(8)   Unpaid Class B1 Principal Shortfall
      (if any) following prior Remittance Date               .00

(8a)  Class B Percentage for such Remittance Date            .00

 GREEN TREE FINANCIAL CORPORATION
MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.95%, 8.30%
 PASS-THROUGH CERTIFICATES, SERIES 1996-8
         CLASS B CERTIFICATES
           MONTHLY REPORT
           December 1996                  CUSIP NO. 393505 QR6, QR4
               Page 8                     REMITTANCE DATE: 1/17/97

                                                       Total $    Per $1,000
                                                        Amount      Original
                                                     ----------  ------------

  (9)  Current Principal (Class B Percentage of
       Formula Principal Distribution Amount)               .00

  (10a)   Class B1 Principal Shortfall                      .00

  (10b)   Unpaid Class B1 Principal Shortfall               .00

  (11)    Class B Principal Balance               45,051,865.00

  (12)    Class B1 Principal Balance              24,000,000.00


Class B2 Certificates
-----------------------
(13) Remaining Amount Available                    1,446,270.05

(14) Class B-2 Remittance Rate (8.30%
     unless Weighted Average Contract
     Rate is less than 8.30%)                              8.30%

(15) Aggregate Class B2 Interest                     145,608.73    6.91666653

(16) Amount applied to Unpaid Class
     B2 Interest Shortfall                                  .00           .00


(17) (Remaining Unpaid Class B2 Interest Shortfall          .00           .00

(18) Unpaid Class B2 Principal Shortfall
     (if any) following prior Remittance Date               .00

(19) Class B2 Principal Liquidation Loss Amount             .00

(20) Class B2 Principal (zero until Class
     Percentage of Formula Principal
     Distribution Amount)                                   .00

(21) Guarantee Payment                                      .00

(22) Class B2 Principal Balance                   21,051,865.00

            GREEN TREE FINANCIAL CORPORATION
MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.95%, 8.30%
       PASS-THROUGH CERTIFICATES, SERIES 1996-8
                CLASS B2 CERTIFICATES
                  MONTHLY REPORT
                  December 1996                CUSIP NO. 393505-QR6, QR4
                     Page 9                    REMITTANCE DATE: 1/17/97

                                                      Total $       Per $1,000
                                                       Amount         Original
                                                    -----------    ------------

(23)  Monthly Servicing Fee (Deducted from
      Certificate Account balance to arrive at
      Amount Available if the Company or Green
      Tree Financial Corporation is not the
      Servicer; deducted from funds remaining
      after payment of Class A Distribution
      Amount, Class M-1 Distribution Amount,
      Class B-1 Distribution Amount and Class
      B-2 Distribution Amount; if the Company
      or Green Tree Financial Corporation
      is the Servicer)                               246,617.19

(24)  3% Guarantee                                 1,054,044.13

(25)  Class C Residual Payment                              .00

(26)  Class M-1 Interest Deficiency on such
      Remittance Date                                       .00

(27)  Class B-1 Interest Deficiency on such
      Remittance Date                                       .00

(28)  Repossessed Contracts                          320,648.00

(29)  Repossessed Contracts Remaining
      in Inventory                                   384,412.17

(30)  Weighted Average Contract Rate                   10.33252